UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported):  February 17, 2011

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of Sigmund L. Cornelius and Walter E. Skowronski to the Board of Directors

On February 17, 2011, Sigmund L. Cornelius and Walter E. Skowronski were elected to the Board of Directors of USEC Inc. (the “Company”), effective March 1, 2011.  Mr. Cornelius and Mr. Skowronski will serve on the Company’s Audit and Finance Committee.

Mr. Cornelius, age 56, retired in January 2011 from ConocoPhillips, an integrated energy company, where he was Senior Vice President, Finance, and Chief Financial Officer from 2008 to 2010.  Prior to that, Mr. Cornelius served as Senior Vice President, Planning, Strategy and Corporate Affairs from 2007 to 2008, having previously served as President, Exploration and Production—Lower 48 since from 2006 to 2007 and President, Global Gas from 2004 to 2006.  Mr. Cornelius joined ConocoPhillips predecessor Conoco Inc. in 1980.  Mr. Cornelius also serves on the Board of Directors of Carbo Ceramics Inc.

Mr. Skowronski, age 62, retired in 2009 as Senior Vice President of The Boeing Company and President, Boeing Capital Corporation, a wholly-owned subsidiary of The Boeing Company, a position he held from 2003 to 2009.  Prior to that, Mr. Skowronski was Senior Vice President of Finance and Treasurer of The Boeing Company from 1999 to 2003.  Prior to joining Boeing, Mr. Skowronski was Vice President and Treasurer of Lockheed Martin and its predecessor Lockheed Corporation from 1992 to 1999 after joining Lockheed Corporation in 1990.

For their services on the Board, Mr. Cornelius and Mr. Skowronski will receive the Company’s standard compensation for non-employee / non-investor directors, pro rated from their effective date for the current term ending at the Company’s 2011 annual meeting of shareholders.  A description of such standard compensation arrangement is filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and incorporated herein by reference.

A copy of the press release announcing the election of Mr. Cornelius and Mr. Skowronski is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number                      Description

99.1	Press release, dated February 18, 2011, issued by USEC Inc. announcing the election of Sigmund L. Cornelius and Walter E. Skowronski.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

February 18, 2011	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number                       Description

99.1	Press release, dated February 18, 2011, issued by USEC Inc. announcing the election of Sigmund L. Cornelius and Walter E. Skowronski.